                         FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT (this "AMENDMENT"), to the Credit Agreement dated as of October 23, 1996, among CENTRAL PRODUCTS COMPANY, a Delaware corporation ("CENTRAL"), SPINNAKER COATING, INC., a Delaware corporation formerly known as Brown-Bridge Industries, Inc. ("COATING"), ENTOLETER, INC., a Delaware corporation ("ENTOLETER" and, together with Central and Coating, the "EXISTING BORROWERS"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "GUARANTOR"), each of the financial institutions from time to time parties thereto, as lenders (the "LENDERS"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "AGENT") for the Lenders, TRANSAMERICA BUSINESS CREDIT CORPORATION, as collateral agent (in such capacity, the "COLLATERAL AGENT"), and BANKERS TRUST COMPANY, as issuing bank (the "ISSUING BANK"), is made as of March 17, 1998 among the Existing Borrowers, Spinnaker Coating-Maine, Inc., a Delaware corporation ("SCM" and, together with the Existing Borrowers, the "BORROWERS"), the Guarantor, the Agent, the Collateral Agent, the Issuing Bank and the Lenders.

                                W I T N E S S E T H :

     WHEREAS, the Existing Borrowers, the Guarantor, the Lenders, the Agent, the Collateral Agent and the Issuing Bank are parties to the Credit Agreement, dated as of October 23, 1996 (as amended by the First Amendment dated as of December 31, 1996, the Second Amendment dated as of March 31, 1997, the Third Amendment dated as of September 30, 1997 and the Fourth Amendment dated as of December 31, 1997 and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein);

     WHEREAS, Section 7.2(o) of the Credit Agreement prohibits the Existing Borrowers and the Guarantor from creating or acquiring any direct or indirect Subsidiary except as expressly provided therein;

     WHEREAS, the Existing Borrowers and the Guarantor desire that SCM become a wholly-owned Subsidiary of Coating and a borrower under the Credit Agreement;

     WHEREAS, SCM intends to acquire from S.D. Warren Company ("SDW") its Pressure Sensitive Business (the "ACQUIRED BUSINESS") for a purchase price of approximately $51,770,000 (the "ACQUISITION") pursuant to an Asset Purchase Agreement dated as of November 18, 1997, as amended by the First Amendment dated as of March 17, 1998 (the "PURCHASE AGREEMENT") between SDW and the Guarantor, which purchase price shall consist of $44,770,000 in cash and a subordinated note in the principal amount of $7,000,000 made by the Guarantor in favor of SDW (the "SDW SUBORDINATED NOTE");

     WHEREAS, in connection with the Purchase Agreement, SCM is entering into a subordinated guaranty in favor of SDW (the "SDW SUBORDINATED GUARANTY"), pursuant to which SCM has agreed to guarantee the obligations of the Guarantor under the SDW Subordinated Note on the terms set forth in the Subordinated Guaranty;

     WHEREAS, the Existing Borrowers and the Guarantor have requested that the Lenders agree to amend the Credit Agreement, among other things, to enable SCM to become a borrower thereunder and a wholly owned Subsidiary of Coating, increase the Commitment of each Lender and extend the Expiration Date; and

     WHEREAS, the Lenders are agreeable to such amendments, but only on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, but subject to the satisfaction of the conditions precedent set forth in Section 2, the Credit Agreement is hereby amended as follows:

     (a) The Preamble to the Credit Agreement is amended by deleting "('ENTOLETER' and, together with Central and Brown, the 'BORROWERS')" and substituting the following therefor:

          "('ENTOLETER'), Spinnaker Coating-Maine, Inc., a Delaware corporation with its chief executive office and principal place of business at 225 Warren Avenue, Westbrook, Maine 04092 ("SCM" and, together with Central, Brown and Entoleter, the 'BORROWERS')."

     (b) The definition of "Acquisition Basket" in Section 1.1 of the Credit Agreement is amended and restated as follows:

          "'ACQUISITION BASKET' means the sum of (i) $15,000,000 (the "Acquisition Base Amount"), (ii) if positive, Excess Cash Flow and
     (iii) the Equity Proceeds Amount as of the date of determination; PROVIDED that reductions for Capital Expenditures and Investments shall be without duplication and the Acquisition Basket shall not be reduced by any Investments (x) to the extent paid for with the issuance of capital stock of the Guarantor or (y) made in connection with the SDW Acquisition."

     (c) The definition of "Borrowing Base" in Section 1.1 of the Credit Agreement is amended by inserting "the SCM Borrowing Base," immediately after the phrase "the sum of."

     (d) The definition of "Credit Documents" in Section 1.1 of the Credit Agreement is amended by inserting "the SDW Subordinated Note, the SDW Subordinated Guaranty," immediately after "Intercompany Subordinated Notes,".

     (e) Subsection (h) of the definition of "Eligible Accounts Receivable" in Section 1.1 of the Credit Agreement is amended by (i) deleting "or" immediately before "(iii)" and substituting therefor "," and (ii) adding at the end of clause (iii) thereof the following: "or (iv) the Account is covered by a credit insurance policy in form and substance, and issued by an insurer, satisfactory to the Agent."

     (f) The definition of "Equity Proceeds Amount" in Section 1.1 is amended by (i) deleting "and" at the end of clause (c) thereof and substituting therefore ";" and (ii) inserting the following immediately before the period at the end of such definition:

          "and (d) reduced at the time any prepayment of the SDW
          Subordinated Note is made in accordance with Section 2.9(d) by the amount of such prepayment."

     (g) The definition of "Letter of Credit Obligations" in Section 1.1 of the Credit Agreement is amended by inserting "the SCM Letter of Credit Obligations," immediately after the phrase "the total of."

     (h) The definition of "Line of Credit" in Section 1.1 of the Credit Agreement is amended by deleting "$40,000,000" and substituting therefor "$60,000,000." Section 1.1 of the Credit Agreement is amended by adding the following definitions in their appropriate alphabetical order:

          "'SCM' is defined in the Preamble to this Credit Agreement."

          "'SCM ACCOUNTS BORROWING BASE' means, on any day, an amount up to 85% of the outstanding Eligible Accounts Receivable of SCM on such day."

          "'SCM BORROWING BASE' means, on any day, an amount equal to the sum of (a) the SCM Accounts Borrowing Base on such day and (b) the SCM Inventory Borrowing Base on such day."

          "'SCM INVENTORY BORROWING BASE' means, on any day, an amount up to 65% of the Eligible Inventory of SCM on such day."

          "'SCM LETTER OF CREDIT OBLIGATIONS' means, the sum of the aggregate undrawn amount of all Letters of Credit outstanding for SCM's account, plus the aggregate amount of all drawings under Letters of Credit issued for SCM's account for which the Borrowers have not reimbursed the Issuing Bank, plus the aggregate amount of all payments made by the Lenders to the Issuing Bank for participations in Letters of Credit issued for SCM's account for which the Borrowers have not reimbursed the Lenders."

          "'SCM LINE OF CREDIT' means the aggregate revolving line of credit extended by the Lenders to SCM for Revolving Loans and Letters of Credit pursuant to and in accordance with the terms of this Credit Agreement, in the amount of $15,000,000, as such revolving line of credit may be reduced from time to time in accordance with this Credit Agreement."

          "'SDW ACQUISITION' means the acquisition by SCM of the Pressure Sensitive Business of S.D. Warren Company."

          "'SDW SUBORDINATED GUARANTY' means the subordinated guaranty dated as of March 17, 1998 made by the Borrowers in favor of S.D. Warren Company, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof."

          "'SDW SUBORDINATED NOTE' means the subordinated note dated
     March 17, 1998 made by the Guarantor in favor of S.D. Warren Company, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof."

     (j) Section 2.1(a) is amended by (i) deleting the period at the end of subsection (iii) and substituting therefor "; and" and (ii) inserting the following new subsection (iv):

         "(iv) TO SCM: an aggregate amount equal to the lesser of (x) the SCM Line of Credit and (y) the SCM Borrowing Base, minus, in each case, the then outstanding SCM Letter of Credit Obligations and the Pending Borrowings of SCM provided that no Revolving Loan or Letter of Credit may be incurred if after giving effect thereto an amount equal to fifty percent (50%) of the sum of the Revolving Loans extended by the Lenders to SCM and SCM Letter of Credit Obligations exceeds the SCM Accounts Borrowing Base."

     (k) Section 3.1 is amended by:

         (i) deleting "$5,000,000" in subsection (b) and substituting therefor "$7,000,000";

        (ii) relettering subsections (d), (e) and (f) as (e), (f) and (g), respectively; and

       (iii) inserting a new subsection (d) as follows:

           "(d) The face amount of such Letter of Credit requested by SCM,
     (i) when added to the SCM Letter of Credit Obligations then outstanding, would cause the SCM Letter of Credit Obligations to exceed $4,000,000 or
     (ii) when added to the aggregate amount of Revolving Loans to SCM and all SCM Letter of Credit Obligations then outstanding would cause the sum of the Revolving Loans to SCM and the SCM Letter of Credit Obligations to exceed the lesser of (x) the SCM Line of Credit and (y) the SCM Borrowing Base then in effect; or."

     (l) Section 2.9(d) is amended by adding the following proviso immediately before the period at the end thereof:

         "; PROVIDED, that if (i) a Credit Party receives Net Cash Proceeds from the issuance of equity securities, (ii) after giving effect thereto, Unused Availability shall be equal to or greater than $15,000,000 and (iii) no Event of Default has occurred and is continuing, then such Credit Party shall not be required to apply such Net Cash Proceeds to repay the Revolving Loans to the extent that Unused Availability exceeds $15,000,000 (it being understood that such

     Credit Party may apply such excess to prepay the SDW Subordinated Note)"

     (m) Section 7.2(b) is amended by deleting clause (viii) thereof and substituting therefor the following:

            "(viii) (A) the Senior Notes and (B) the SDW Subordinated Note;"

     (n) Section 7.2(f) of the Credit Agreement is amended by deleting clause
(ix) thereof and substituting therefor the following:

          "(ix) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the SDW Acquisition; PROVIDED, that the purchase price therefor shall not exceed $51,770,000 (excluding reasonable costs and expenses incurred in connection therewith), subject to any purchase price adjustments set forth in the Asset Purchase Agreement dated as of November 18, 1997 between S.D. Warren Company and the Guarantor, as amended by the First Amendment dated as of March 17, 1998; and"

     (o) Section 7.2(l) is amended by (i) inserting ", the SDW Subordinated Note, the SDW Subordinated Guaranty" immediately after the phrase "the Intercompany Subordinated Notes" in each place it appears and (ii) inserting immediately at the end of such Section a new sentence as follows:

         "The Credit Parties will not, nor will they permit any of their Restricted Subsidiaries, to make any cash payments on account of the SDW Subordinated Note at any time, except (i) prepayments of the SDW Subordinated Note to the extent expressly permitted by Section 2.9(d),
     (ii) so long as, both before and after giving effect thereto, no Event of Default has occurred and is continuing and Unused Availability is at least $15,000,000, prepayments of principal of the SDW Subordinated Note in accordance with the terms thereof as in effect on March 17, 1998 and
     (iii) so long as, both before and after giving effect thereto, no Event of Default has occurred and is continuing and the Credit Parties would be in compliance with Section 7.2(u) on a pro forma basis, regularly scheduled payments of interest on the SDW Subordinated Note in accordance with the terms thereof as in effect on March 17, 1998."

     (p) Section 7.2(o) is amended by deleting "create or acquire a Restricted Subsidiary" and substituting therefor "create SCM and create or acquire a Restricted Subsidiary."

     (q) Section 7.2(t) is amended and restated as follows:

         "(t) MINIMUM CONSOLIDATED CURRENT RATIO. The Credit Parties will not permit the Consolidated Current Ratio, at any time during each period set forth below, to be less than the ratio set forth below opposite such period:

           PERIOD                         RATIO
           ------                         -----
     Closing Date through                1.20:1.00
     December 31, 1997

     January 1, 1998 through             0.90:1.00
     March 31, 1999

     April 1, 1999 and thereafter       1.00:1.00"

     (r) Section 7.2(u) is amended and restated as follows:

     "(u) MINIMUM CONSOLIDATED INTEREST COVERAGE RATIO. The Credit Parties will not permit the Consolidated Interest Coverage Ratio, for each fiscal period set forth below, to be less than the ratio set forth below opposite such period:

           PERIOD                         RATIO
           ------                         -----
     April 1, 1997 through              1.25:1.00
     March 31, 1998

     July 1, 1997 through               1.30:1.00
     June 30, 1998

     October 1, 1997 through            1.35:1.00
     September 30, 1998

     January 1, 1998 through            1.40:1.00
     December 31, 1998

     April 1, 1998 through              1.40:1.00
     March 31, 1999

     July 1, 1998 through               1.50:1.00
     June 30, 1999

     October 1, 1998 through            1.60:1.00
     September 30, 1999

                                       -7-


     January 1, 1999 through            1.65:1.00
     December 31, 1999

     April 1, 1999 through              1.65:1.00
     March 31, 2000

     July 1, 1999 through               1.75:1.00
     June 30, 2000

     October 1, 1999 through            1.85:1.00
     September 30, 2000

     January 1, 2000 through            1.90:1.00
     December 31, 2000

     April 1, 2000 through              1.90:1.00
     March 31, 2001

     July 1, 2000 through               2.00:1.00
     June 30, 2001

     October 1, 2000 through            2.10:1.00
     September 30, 2001

     January 1, 2001 through            2.15:1.00"
     December 31, 2001

     (s) Section 7.2(v) is amended and restated as follows:

         "(v) CONTINGENT OBLIGATIONS. The Credit Parties shall not, and shall not permit any of their Restricted Subsidiaries to, directly or indirectly incur, assume, or suffer to exist any Contingent Obligation, excluding (i) indemnities given in connection with the sale of Inventory or other asset dispositions permitted hereunder, (ii) Contingent Obligations for Indebtedness permitted to be incurred under Section 7.2(b) (excluding Section 7.2(b)(viii)(B)), (iii) the SDW Subordinated Guaranty and (iv) guaranties, substantially in the form of the SDW Subordinated Guaranty, made by Restricted Subsidiaries pursuant to
     Section 6.4 of the SDW Subordinated Note as in effect on March 17, 1998."

     (t) Clause (j) of Section 8.1 is amended by inserting "or in the SDW Subordinated Note or in the SDW Subordinated Guaranty" immediately after "any Intercompany Subordinated Note."

     (u) Section 11.11(a)(i)(F) is amended by inserting "SCM Accounts Borrowing Base, SCM Inventory Borrowing Base," immediately after the phrase "the definitions of."

     (v) Schedule 1 to the Credit Agreement is amended by (i) deleting "$20,000,000" from each place it appears and substituting therefor "$30,000,000" and (ii) deleting "$40,000,000" and substituting therefor "$60,000,000."

     (w) Schedule 6.1(a) to the Credit Agreement is amended and restated in the form of Annex I hereto.

     (x) Schedule 6.1(k) to the Credit Agreement is amended and restated in the form of Annex II hereto.

     (y) Schedule 6.1(l)(i) to the Credit Agreement is amended and restated in the form of Annex III hereto.

     (z) Schedule 6.1(l)(ii) to the Credit Agreement is amended and restated in the form of Annex IV hereto.

     (aa) Schedule 6.1(p) to the Credit Agreement is amended and restated in the form of Annex V hereto.

     (ab) Schedule 6.1(r) to the Credit Agreement is amended and restated in the form of Annex VI hereto.

     (ac) Schedule 6.1(v) to the Credit Agreement is amended and restated in the form of Annex VII hereto.

     (ad) Schedule 6.1(w) to the Credit Agreement is amended and restated in the form of Annex VIII hereto.

     (ae) Schedule 6.1(x) to the Credit Agreement is amended and restated in the form of Annex IX hereto.

     (af) Schedule 7.2(P) to the Credit Agreement is amended and restated in the form of Annex X hereto.

     (ag) Exhibit M to the Credit Agreement is amended and restated in the form of Annex XI hereto.

     (ah) Exhibits B, C, D, E, F and N of the Credit Agreement are each amended by including therein a reference to Spinnaker Coating-Maine, Inc., as the context may require, and each reference to "Borrowers" in such Exhibits shall include Spinnaker Coating-Maine, Inc.

     SECTION 2. CONDITIONS PRECEDENT This Amendment shall become effective upon the Agent's receipt of this Amendment, duly executed by each Borrower, the Guarantor (collectively, the "CREDIT PARTIES"), the Issuing Bank, the Agent, the Collateral Agent and the Lenders, and upon the Lenders' receipt of
(x) the amounts payable under Section 7 hereof and (y) the amounts set forth in the Fee Letter dated November 18, 1997, as amended, from the Lenders to the Existing Borrowers and the Guarantor. Section 1 hereof shall become effective when, and only when, the Agent shall have additionally received all of the following on or before March 31, 1998, each of which shall be in form and substance satisfactory to the Agent and the Collateral Agent (collectively, the "Agents"):

     (a) Certified copies of (i) the resolutions of the Board of Directors of each Credit Party approving this Amendment, the documents delivered in connection herewith and the matters contemplated hereby and thereby, (ii) all documents evidencing other necessary corporate actions and governmental approvals, if any, with respect to this Amendment, the Purchase Agreement and the transactions contemplated hereby and thereby, (iii) executed copies of the SDW Subordinated Note and the SDW Subordinated Guaranty and (iv) executed copies of the Purchase Agreement (including the amendment thereto) and all material documents and agreements executed in connection therewith (including, without limitation, the Site Separation and Services Agreement, the Declaration of Reciprocal Easements, Restrictions and Covenants, the Site Lease and the Space Lease).

     (b) A certificate of the Secretary or an Assistant Secretary of each Credit Party certifying the names and true signatures of the officers of such Credit Party who are authorized to sign this Amendment and the documents delivered in connection herewith to which such Credit Party is a party.

     (c) A certificate of good standing of SCM from the Secretary of State of Delaware.

     (d) A copy of the Governing Documents of SCM, attached to which is a certificate of the Secretary or an Assistant Secretary of SCM certifying that such copies are true, complete and accurate and that the same have not been amended or modified and are in full force and effect.

     (e) (i) An opinion of Haynes and Boone, counsel for the Credit Parties, covering such matters relating to this Amendment as the Agent shall reasonably request and (ii) an opinion of Verrill & Dana, special Maine counsel to the Credit Parties, covering such matters relating to this Amendment as the Agent shall reasonably request.

     (f) A certificate signed by a duly authorized officer of the Guarantor certifying that (i) the representations and warranties contained in Section 3 hereof are true and correct on and as of the date of such certificate as though made on and as of such date, (ii) the representations and warranties contained in Section 6.1 of the Credit Agreement are true and correct (after giving effect to SCM as a Borrower thereunder) on and as of the date of such certificate as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and (iii) no Default or Event of Default has occurred and is continuing.

     (g) Evidence that (i) the transactions contemplated by the Purchase Agreement have closed on terms and pursuant to documentation satisfactory to the Agents, and that the purchase price of the Acquired Business does not exceed $44,770,000 in cash and $7,000,000 in the form of the SDW Subordinated Note (subject to purchase price adjustments set forth in the Purchase Agreement), and (ii) the assets constituting the Acquired Business are free and clear of all Liens except for Liens permitted by the Credit Agreement.

     (h) Appropriate Uniform Commercial Code financing statements (naming the Agent as secured party and SCM and Central as debtors), appropriate UCC-3 amendments reflecting the name change of Brown-Bridge Industries, Inc., and appropriate UCC-3 termination statements and other releases (including a lien release letter from Chemical Bank, now known as The Chase Manhattan Bank).

     (i) A certificate executed by the chief financial officer of each Credit Party to the effect that such Credit Party is solvent after giving effect to the transactions contemplated by this Amendment and the Purchase Agreement.

     (j) (i) Audited financial statements (including an income statement, cash flow statement and balance sheet) of the Acquired Business for the fiscal year ended September 30, 1997, prepared in accordance with GAAP and accompanied by an unqualified opinion of Ernst & Young and/or Deloitte & Touche, which financial statements shall reveal results at least as favorable as the historical PRO FORMA financial statements of the Acquired Business previously delivered to the Agents, (ii) a PRO FORMA balance sheet of the Guarantor and its Subsidiaries as of September 30, 1997, adjusted to give effect to the closing of the Purchase Agreement and the transactions contemplated thereby, and (iii) to the extent heretofore delivered to the Guarantor, all of the financial statements, notes thereto and reports thereon described in Sections 5.5 and 12.6(a) of the Purchase Agreement.

     (k) A duly executed PRO FORMA Borrowing Base Certificate as of the date hereof, after giving effect to the closing of the Purchase Agreement and the transactions contemplated thereby.

     (l) Collateral Access Agreements, duly executed by SDW with respect to each parcel of property leased by SDW or its Affiliates to a Credit Party.

     (m) A Lockbox Agreement, substantially in the form of Exhibit A, duly executed by SCM and the lockbox bank party thereto.

     (n) Revolving Notes substantially in the form of Exhibit B, duly executed by SCM in favor of each Lender.

     (o) The business plan of the Credit Parties, together with a certificate of an Authorized Officer certifying that such business plan has been prepared in good faith based upon the assumptions contained therein and all information currently available to it and that such Authorized Officer is not aware of any information contained in such business plan which is false or misleading, which business plan shall reveal results at least as favorable as the draft projections for the Acquired Business previously delivered to the Agents.

     (p) A certificate of insurance naming the Agent as loss payee and an additional insured.

     (q) Evidence that, after giving effect to the Loans to be made on the effective date of this Amendment, there will be Unused Availability in an amount satisfactory to the Agents.

     (r) An amendment to the Security Agreement, substantially in the form of Exhibit C, duly executed by each Credit Party.

     (s) A consent to collateral assignment, substantially in the form of Exhibit D, duly executed by SDW.

     (t) An amendment to the Guaranty, substantially in the form of Exhibit E, duly executed by the Guarantor.

     (u) An amendment to the Contribution Agreement, substantially in the form of Exhibit F, duly executed by each Borrower.

     (v) A certificate of amendment to the certificate of incorporation of Brown-Bridge Industries, Inc., certified by the Secretary of State of Delaware, showing that it changed its name to Spinnaker Coating, Inc.

     (w) Such other documents, instruments, opinions, materials and information as the Agent or the Collateral Agent may reasonably request.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES. Each of the Credit Parties represents and warrants as follows:

     (a) The execution, delivery and performance by such Credit Party of this Amendment and the documents delivered in connection herewith to which such Credit Party is a party (i) are within such Credit Party's corporate powers and authority, have been duly authorized by all necessary corporate action and do not contravene (A) such Credit Party's Governing Documents, (B) any Requirement of Law applicable to it or any of its properties or (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, (ii) will not result in a Default or an Event of Default and (iii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Credit Party (other than Liens permitted by the Credit Agreement).

     (b) This Amendment and the documents delivered in connection herewith to which such Credit Party is a party constitute the legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and general principles of equity.

     (c) There is no pending or, to the best of its knowledge, threatened litigation, proceeding, inquiry or other action seeking an injunction or other restraining order, damages or other relief with respect to the transactions contemplated by this Amendment, the Purchase Agreement or the transactions contemplated hereby and thereby or any Credit Party's other business activities.

     (d) Since September 30, 1997, there has occurred no material adverse change in the financial condition, operations, assets or prospects of the Acquired Business.

     (e) (i) All consents, filings and approvals required in connection with execution, delivery and performance by SDW or any Credit Party of the Purchase Agreement and the documents delivered in connection therewith to which it is a party have been obtained or made and are in full force and effect, except such consents, filings and approvals which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect or a material adverse effect on the financial condition, operations, assets or prospects of the Acquired Business, and (ii) all applicable waiting periods (including, without limitation, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) have expired without any action being taken by any competent authority.

     SECTION 4. ADDITION OF SCM AS BORROWER. By executing this Amendment, SCM (a) agrees and acknowledges that it shall be obligated as a Borrower under the Credit Agreement and (b) agrees to be bound by all of the terms and conditions set forth in the Credit Agreement and the other Credit Documents applicable to a Borrower, in each case as if SCM were an original signatory to the Credit Agreement.

     SECTION 5. REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

     (d) This Amendment shall be deemed to be a Credit Document for all purposes.

     SECTION 6. EXECUTION IN COUNTERPARTS; ETC. This Amendment may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment and each of the other documents delivered in connection herewith may be executed and delivered by telecopier with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

     SECTION 7. EXPENSES. The Borrowers shall, jointly and severally, pay for all of the reasonable costs and expenses incurred by the Agent and the Collateral Agent in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

     SECTION 8. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                     [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       BORROWERS

                                       CENTRAL PRODUCTS COMPANY



                                       By: /s/ Mark R. Matteson
                                          -------------------------------------
                                          Name:  Mark R. Matteson
                                          Title: Vice President

                                       SPINNAKER COATING, INC.,
                                       formerly known as
                                       BROWN-BRIDGE INDUSTRIES, INC.



                                       By: /s/ Mark R. Matteson
                                          -------------------------------------
                                          Name:  Mark R. Matteson
                                          Title: Vice President

                                       ENTOLETER, INC.



                                       By: /s/ Mark R. Matteson
                                          -------------------------------------
                                          Name:  Mark R. Matteson
                                          Title: Vice President

                                       SPINNAKER COATING-MAINE, INC.



                                       By: /s/ Mark R. Matteson
                                          -------------------------------------
                                          Name:  Mark R. Matteson
                                          Title: Vice President

                                       GUARANTOR

                                       SPINNAKER INDUSTRIES, INC.



                                       By: /s/ Mark R. Matteson
                                          -------------------------------------
                                          Name:  Mark R. Matteson
                                          Title: Vice President,
                                                 Corporate Development

                         [Signature page to Fifth Amendment]

                                       AGENT

                                       BT COMMERCIAL CORPORATION, as Agent



                                       By: /s/ Bruce W. Addison
                                          -------------------------------------
                                          Name:  Bruce W. Addison
                                          Title: Vice President

                                       COLLATERAL AGENT

                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION, as Collateral Agent



                                       By: /s/ Robert Heinz
                                          -------------------------------------
                                          Name:  Robert Heinz
                                          Title: Senior Vice President

                                       ISSUING BANK

                                       BANKERS TRUST COMPANY, as Issuing Bank



                                       By: /s/ Bruce W. Addison
                                          -------------------------------------
                                          Name:  Bruce W. Addison
                                          Title: Vice President

                                       LENDERS

                                       BT COMMERCIAL CORPORATION



                                       By: /s/ Bruce W. Addison
                                          -------------------------------------
                                          Name:  Bruce W. Addison
                                          Title: Vice President

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION



                                       By: /s/ Robert Heinz
                                          -------------------------------------
                                          Name:  Robert Heinz
                                          Title: Senior Vice President

                         [Signature page to Fifth Amendment]